                                                                    EXHIBIT 3.1


NUMBER                                                                   SHARES
 1781


            INCORPORATED UNDER THE LAWS OF THE STATE OF LOUISIANA
                       GREAT GUARANTY BANCSHARES, INC.
                            NEW ROADS, LOUISIANA

                  Common Stock -- Par Value $7.50 Per Share

This Certifies That                                                     is the


registered holder of
                     of the fully paid and non-assessable Capital Stock of Great Guaranty Bancshares, Inc., transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.
                     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed at New Roads, Louisiana.
Dated:


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                          Secretary                                 President

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                                 CERTIFICATE
                                     FOR

                              NUMBER OF SHARES



                                   SHARES


                                   OF THE

                                   COMMON

                                CAPITAL STOCK

                                     OF

                               GREAT GUARANTY
                              BANCSHARES, INC.

                            NEW ROADS, LOUISIANA


                                  Issued to

                            ---------------------
                                    Dated

                            ---------------------



For value received,                      hereby sell, assign, and transfer unto
                   ---------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                        shares
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of the Capital Stock represented by the within certificate, and do hereby irrevocably constitute and

appoint                                                               Attorney,
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to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated                        , 19
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In Presence of
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NOTICE:  THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.